                                                                   EXHIBIT 10.05

02-IP (1 of 5)

Option No. S-105                                                  50,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to JOHN R. HUFF (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 50,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By:  /s/ George R. Haubenreich, Jr.
                                               ------------------------------
                                               George R. Haubenreich, Jr.
                                               Secretary


         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                                    /s/ John R. Huff
                                                    ----------------
                                                    Optionee

02-IP (1 of 5)


Option No. S-106                                                  30,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to T. JAY COLLINS (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 30,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By: /s/ George R. Haubenreich, Jr.
                                              ------------------------------
                                              George R. Haubenreich, Jr.
                                              Secretary


         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                                /s/ T. Jay Collins
                                                ------------------
                                                Optionee

02-IP (1 of 5)


Option No. S-108                                                  20,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to M. KEVIN MCEVOY (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 20,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By: /s/ George R. Haubenreich, Jr.
                                              ------------------------------
                                              George R. Haubenreich, Jr.
                                              Secretary


         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                                /s/ M. Kevin McEvoy
                                                -------------------
                                                Optionee

02-IP (1 of 5)


Option No. S-109                                                  20,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to MARVIN J. MIGURA (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 20,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By: /s/ George R. Haubenreich, Jr.
                                              ------------------------------
                                              George R. Haubenreich, Jr.
                                              Secretary




         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                                 /s/ Marvin J. Migura
                                                 --------------------
                                                 Optionee

02-IP (1 of 5)

Option No. S-107                                                  20,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to GEORGE R. HAUBENREICH, JR. (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 20,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By:  /s/ John R. Huff
                                               ----------------
                                               John R. Huff
                                               Chief Executive Officer




         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                        /s/ George R. Haubenreich, Jr.
                                        -------------------------------
                                        Optionee

02-IP (1 of 5)


Option No. S-110                                                   5,000 Shares


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


         OCEANEERING INTERNATIONAL, INC. (the "Company") hereby grants on SEPTEMBER 13, 2002 to JOHN L. ZACHARY (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to but not exceeding in the aggregate 5,000 shares of Common Stock, par value $0.25 per share, of the Company at $ 24.99 per share, such number of shares and such price per share being subject to adjustment as provided in the 2002 Incentive Plan of Oceaneering International, Inc. as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

         1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee designated by the Board of Directors of the Company (the "Committee") and are in effect on the date hereof.

         2. (a) This Option shall not be exercisable until the following requirements of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted are met, and thereafter shall vest and be exercisable as follows:

                  (i) After six (6) months of such continued employment (on or after MARCH 13, 2003), this Option shall be exercisable for a number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (ii) After one (1) year of such continued employment (on or after SEPTEMBER 13, 2003), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option;

                  (iii) After two (2) years of such continued employment (on or after SEPTEMBER 13, 2004), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option; and

                  (iv) After three (3) years of continued employment (on or after SEPTEMBER 13, 2005), this Option shall be exercisable for an additional number of shares equaling twenty-five percent (25%) of the aggregate number of shares subject to this Option.

02-IP (2 of 5)


         (b) If the employment of an Optionee terminates for any reason, including but not limited to termination of employment by the Company for any reason, other than those specified in paragraph 2(c), the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by Optionee three (3) months after the date of termination of employment.

         (c) If the employment of an Optionee terminates by reason of:

                  (i) Death of the Optionee while in the employment of the Company or any parent or subsidiary of the Company;

                  (ii) Disability, as determined by the Committee;

                  (iii) Normal or early retirement under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he is then participating; or

                  (iv) Resignation from the Company when such resignation is deemed to be in the best interests of the Company by both the Chief Executive Officer and the Committee;

the Option as described in paragraph 2 shall terminate and be of no force and effect with respect to any shares not previously purchased by the Optionee twelve (12) months after the date of such event.

         (d) With respect to purchases after the date of termination of employment, retirement, death or disability pursuant to paragraphs 2(b) and 2(c), the number of shares purchasable upon such exercise of the Option shall not in any event otherwise exceed the number which would have been purchasable at the date of such termination of employment, retirement, death or disability.

         (e) Notwithstanding any other provision of this Agreement, unless an earlier date for termination of the Option is provided in this Agreement, the Option hereby granted shall terminate and be of no force and effect with respect to any shares vested in accordance with paragraph 2(a) and not previously taken up by the Optionee upon the expiration of five (5) years from the date hereof of the grant of this Option (11:59 p.m. on SEPTEMBER 12, 2007).

         3. Any option hereby granted which is not previously taken up by the Optionee may be canceled by the Committee upon its finding that:

         (a) The Optionee's job performance or conduct is detrimental to the best interests of the Company and its subsidiaries;

         (b) The Optionee is engaging directly or indirectly in any business which, in the judgement of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company and its subsidiaries, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company and its subsidiaries; or

02-IP (3 of 5)


         (c) The Optionee, without proper authorization from the Company, discloses to anyone outside the Company (including its subsidiaries), or uses in other than the Company's (including its subsidiaries) business, any confidential information or material relating to the business of the Company and its subsidiaries, acquired by the Optionee either during or after employment with the Company and its subsidiaries.

         4. The Optionee, his heirs or other legal representatives, shall have the right to exercise, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of the Company's Common Stock upon the following terms and conditions:

         (a) The price at which the shares of Common Stock may be purchased shall be paid in full through a cashless option exercise transaction involving a third party such as a broker as permitted by the Committee, or at the time of exercise in cash or by means of tendering Common Stock, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof; provided, however, that should all or any part of the shares be purchased by tendering Common Stock, the following restrictions apply:

                  (i) In the event shares of Restricted Stock are tendered as consideration for the exercise of the Option, a number of the shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee; and

                  (ii) In no event will the tendering of Common Stock be permitted if, as a result thereof, in the sole judgement of the Committee, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such exercise price were paid in cash.

         (b) The Option hereby granted may be exercised only upon receipt by the Company of a written notice of such exercise stating the number of shares with respect to which the Option is being exercised and dated the date of election to exercise the Option; and, for purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.

         (c) For purposes of this paragraph 4, the Fair Market Value of a share of the Common Stock of the Company shall be deemed to be:

                  (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

                  (ii) if the shares of Common Stock are not so listed but are quoted in the Nasdaq National Market, the mean between the highest and lowest sales price per share of shares of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

02-IP (4 of 5)


                  (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq National Market, or, if not reported by the Nasdaq National Market, by the National Quotation Bureau Incorporated; or

                  (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         (d) The Option hereby granted, or any portion thereof, may be exercised only to the extent that it is exercisable on the date written notice of exercise is received by the Company.

         (e) Neither this Option nor any right to exercise the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (f) Upon exercise of the Option or any portion thereof for shares of Common Stock as provided herein, this Option or the portion hereof so exercised shall thereupon terminate and be of no further force or effect, and the Company shall have no further obligation to issue and deliver shares of its Common Stock pursuant hereto.

         (g) The obligation of the Company to issue and deliver shares pursuant to the exercise of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he will not exercise the Option or any portion granted hereby, and that the Company will have no obligation to issue Common Stock with respect to any Option or any portion thereof if the exercise of such Option would constitute a violation by the Optionee or the Company of any applicable law or regulation. Furthermore, certificates for shares of Common Stock delivered upon exercise of the Option may be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be put upon any such certificates to make appropriate reference to such restrictions.

         (h) Notwithstanding any provision of this paragraph 4, this Option shall terminate and be of no force or effect after the date specified by paragraph 2(e) hereof.

         5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice mailed to the Company at its principal office which is presently located at 11911 FM 529, Houston, Texas 77041. Such written notice shall (a) state the number of shares with respect to which the Option is being exercised and (b) be accompanied by a cashier's check, bank draft, cash or money order payable to Oceaneering International, Inc. in the full amount of the purchase price for any shares being acquired, or, at the option of the Optionee, accompanied by Common Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise in accordance with the Plan. Any Common Stock delivered in satisfaction of all or a portion of the Purchase Price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or

02-IP (5 of 5)


not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election, require the Optionee to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

         6. The Optionee's rights under the Plan and this Nonqualified Stock Option Award Agreement are personal; no assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and this Option is exercisable during his lifetime only by the Optionee.

         7. The Company may make such provisions as it may deem appropriate for the collection or withholding of any taxes which it determines is required in connection with this Option. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value determined in accordance with the Plan, equal to the amount required to be withheld or paid. Notwithstanding the provisions of Paragraphs 5 and 7, in no event will tendering of Common Stock be permitted if as a result thereof, in the sole judgement of the Company's independent accountants, such tendering would result in an earnings charge to the Company in excess of any charge incurred by the Company if such amount were paid in cash.

                                          OCEANEERING INTERNATIONAL, INC.



                                          By:  /s/ George R. Haubenreich, Jr.
                                               ------------------------------
                                               George R. Haubenreich, Jr.
                                               Secretary




         This Option has been accepted by the undersigned, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

                                               /s/ John L. Zachary
                                               -------------------
                                               Optionee